CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Lou Holland Trust hereby certifies, to such officer's knowledge, that the report on Form N-CSR of The Lou Holland Trust for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Lou Holland Trust.

/s/ Louis A. Holland                            /s/ Laura J. Janus
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Louis A. Holland,                               Laura J. Janus,
Chief Executive Officer                         Chief Financial Officer
The Lou Holland Trust                           The Lou Holland Trust


Dated: March 10, 2003                           Dated:  March 10, 2003
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A signed original of this written statement required by Section 906 has been provided by The Lou Holland Trust and will be retained by The Lou Holland Trust and furnished to the SEC or its staff upon request.